ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund
(Institutional Class)

Supplement dated October 19, 2006
to the Prospectus dated April 1, 2006 ("Prospectus")

This Supplement updates the information in, and should be read in conjunction with, the Prospectus for the Institutional Class shares of the Atlantic Whitehall Growth Fund, Atlantic Whitehall Mid-Cap Growth Fund, Atlantic Whitehall Multi-Cap Global Value Fund, Atlantic Whitehall International Fund and Atlantic Whitehall Equity Income Fund, dated April 1, 2006.

At meetings on May 3, 2006 and July 26, 2006, the Board of Trustees of Atlantic Whitehall Funds Trust considered and approved certain transactions (the "Reorganizations") that will have the effect of transferring the assets and liabilities of various common trust funds ("CTFs") for which Atlantic Trust Company, N.A. serves as trustee and adviser into series of the Trust (each a "Fund" and collectively, the "Funds"). It is anticipated that the Reorganizations will occur on or about November 30, 2006. A list of each of the CTFs and the Funds into which the CTF assets are proposed to be transferred is set forth below.

Common Trust Fund	Receiving Fund

Atlantic Trust Large-Cap Fund	Atlantic Whitehall Growth Fund
Atlantic Trust Retirement Growth Fund

Atlantic Trust Mid-Cap Growth Fund	Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Trust Retirement Fund - Mid-Cap Growth

Atlantic Trust Equity Income Fund	Atlantic Whitehall Equity Income Fund
Atlantic Trust Retirement Fund - Equity Income

Atlantic Trust Multi-Cap Global Value Fund	Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Trust Retirement Multi-Cap Global Value Fund

Atlantic Trust Retirement Diversified Growth	30% to Atlantic Whitehall Growth Fund
20% to Atlantic Whitehall Mid-Cap Growth Fund
20% to Atlantic Whitehall Equity Income Fund
20% to Atlantic Whitehall International (Existing Position)
10% to Atlantic Whitehall Multi-Cap Global Value Fund

In approving the Reorganizations, the Board considered a number of factors, including the following, among others: (i) the effect of each Reorganization on annual Fund operating expenses; (ii) the fees and expenses that would be borne by each Fund in connection with the Reorganizations; (iii) the federal tax consequences of the Reorganizations to Fund shareholders; and (iv) that the interests of shareholders of each Fund would not be diluted as a result of the Reorganizations. The Board considered that the Reorganizations would result in the addition of approximately $800 million in assets to the Funds, which would substantially increase the size of the Funds and would permit Fund expenses to be allocated over a much larger pool of assets, thereby lowering the Funds' expense ratios. The Board also considered that the Reorganizations likely would result in an increase in taxable distributions to shareholders, and to the shareholders of the Mid-Cap Growth Fund in particular.

Because the Reorganizations are expected to result in significant benefits to shareholders, the Board determined that it is appropriate for the Funds to pay a portion of the costs of the Reorganizations. These costs will be allocated to the Funds on an asset-weighted basis. To the extent that a Fund's existing expense cap precludes the Fund from bearing some of the costs, the Adviser will bear the Fund's allocated portion. Currently, the Mid-Cap Growth Fund's net expenses are below its expense cap of 1.30%. It is expected that the Mid-Cap Growth Fund's asset-weighted portion of the share of the costs will cause the Fund to operate at the expense cap until the Reorganizations are effected.